EXHIBIT 99.1

For Immediate Release

Cypress to Acquire Broadcom’s Wireless Internet of Things Business

$550 Million Acquisition to Reinforce Cypress’s Leadership in

Embedded Systems Solutions and Broaden Its Footprint in the Fast-Growing IoT Market

SAN JOSE, Calif. & SINGAPORE, April 28, 2016 – Cypress Semiconductor Corp. (Nasdaq: CY) and Broadcom Limited (Nasdaq: AVGO) today announced the signing of a definitive agreement under which Cypress will acquire Broadcom’s Wireless Internet of Things (IoT) business and related assets in an all-cash transaction valued at $550 million. Under the terms of the deal, Cypress will acquire Broadcom’s Wi-Fi, Bluetooth and Zigbee IoT product lines and intellectual property, along with its WICED brand and developer ecosystem. Broadcom’s IoT business unit, which employs approximately 430 people worldwide, generated $189 million in revenue during the last twelve months. The acquisition strengthens Cypress’s position in key embedded systems markets, such as automotive and industrial, and establishes it as a leader in the high-growth consumer IoT market, a segment that includes wearable electronics and home automation solutions.

The transaction, which has been approved by the board of directors of Cypress and Broadcom, is expected to close in the third calendar quarter of 2016, subject to customary conditions and regulatory approvals. Cypress expects the transaction to be accretive within a year of closing and to improve its gross margin, earnings and long-term revenue potential.

“Cypress is a significant player in the IoT today because of our ultra-low-power PSoC programmable system-on-chip technology, but we’ve only been able to pair it with generic radios so far. Now we have the highly regarded Broadcom IoT business—state-of-the-art Wi-Fi, Bluetooth and Zigbee RF technologies—that will transform us into a force in IoT and provide us with new market opportunities as well,” Cypress President and CEO T.J. Rodgers said. “What we bring to the party is over 30,000 customers worldwide who need advanced, ultra-low-power wireless communication but only can absorb it in the form of an easy-to-use programmable embedded system solution.”

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“We are thrilled to be joining forces with Cypress to address the fast growing IoT market,” Broadcom IoT General Manager Stephen DiFranco said. “With our IoT connectivity products, Cypress will be able to provide the connectivity; the MCU, system-on-chip, module and memory technologies; and the mature developer ecosystem that IoT designers require, creating an end-to-end portfolio of embedded solutions and a single IoT design platform.”

Under the terms of the deal, Broadcom will continue to focus on its wireless connectivity solutions for the access and mobility segments that are not IoT related, including serving set-top box, wireless access, smartphone, laptop and notebook customers. Cypress will capitalize on the rapidly growing Wi-Fi and Bluetooth connectivity (17% per year1) markets in consumer, industrial and automotive IoT segments.

“The robust, ready-to-scale WICED brand and developer network of module makers, value-added resellers (VARs), technology partners and ODMs who are already working with its technology will give us immediate revenue growth capability in new channels,” Rodgers said. “Cypress will continue to support and grow this network and to provide it with future generations of innovative, disruptive connected products. Cypress will also bring these new technologies to the automotive market, where we are already No. 3 worldwide in microcontrollers and memories, and where the connected car boom has just started.”

Greenhill & Co., LLC served as lead financial advisor, Bank of America Merrill Lynch served as financial advisor and is providing committed debt financing, subject to customary conditions, and Wilson Sonsini Goodrich & Rosati acted as legal counsel to Cypress for this transaction.

About Cypress

Cypress (NASDAQ: CY) delivers the high-performance, high-quality solutions at the heart of today’s most advanced embedded systems. Its products are used in automotive and industrial platforms and highly interactive consumer and mobile devices. With a broad, differentiated product portfolio that includes Traveo™ microcontrollers, the industry’s only PSoC® programmable system-on-chip solutions, analog and PMIC Power Management ICs, CapSense® capacitive touch-sensing controllers, Wireless BLE Bluetooth Low-Energy and USB connectivity solutions, and NOR flash memories, F-RAM™ and SRAM, Cypress is committed to providing its customers worldwide with consistent innovation, best-in-class support and exceptional system value. To learn more, go to www.cypress.com.

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About Broadcom

Broadcom Limited is a leading designer, developer and global supplier of a broad range of analog and digital semiconductor connectivity solutions. Broadcom Limited’s extensive product portfolio serves four primary end markets: wired infrastructure, wireless communications, enterprise storage and industrial & other. Applications for our products in these end markets include: data center networking, home connectivity, broadband access, telecommunications equipment, smartphones and base stations, data center servers and storage, factory automation, power generation and alternative energy systems, and displays. For more information, go to www.broadcom.com.

1Source: IHS 2015 data report: Wi-Fi, Bluetooth, Zigbee (2015-2018)

Cypress and the Cypress logo are registered trademarks of Cypress Semiconductor Corp. All other trademarks are property of their owners.

Broadcom, the pulse logo, Connecting everything, and Avago Technologies are among the trademarks of Broadcom.  The term "Broadcom" refers to Broadcom Limited and/or its subsidiaries.

Cypress Contacts

Investors

Rahul Mathur

Vice President, Finance

(408) 943-4729

rahul.mathur@cypress.com

Media

Joseph L. McCarthy

Director Corporate Communications

(408) 943-2902

jmy@cypress.com

Broadcom Contact

Ashish Saran

Investor Relations

(408) 433-8000

investor.relations@broadcom.com

Forward-Looking Statements

This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included herein may constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding Cypress's agreement to acquire Broadcom’s Wireless IoT business; statements about future financial and operating results; benefits of the proposed transaction to

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customers, stockholders and employees, the ability of the proposed transaction to drive growth and expand customer and partner relationships; potential synergies and cost savings; the anticipated timing for closing the proposed transaction; that the proposed transaction is expected to be accretive and to improve gross margin, earnings and long-term revenue potential; and other statements regarding the proposed transaction. Statements including words such as “will,” “expect,” “believe” or similar expressions are forward-looking statements.  Because these statements reflect Cypress's current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties that may affect Cypress's business or future financial results. These risks include, among others, the state and future of the global economy; business conditions and growth trends in the semiconductor market; acceptance and demand for Cypress's products; technological and development risks; legal and regulatory matters and other competitive factors. Risks and uncertainties related to the proposed transaction include, among others, the possibility that Cypress will not complete the transaction with Broadcom; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; uncertainties as to the timing of the proposed transaction; competitive responses to the proposed transaction; the risk that regulatory or other approvals required for the proposed transaction are not obtained or are obtained subject to conditions that are not anticipated; the risk that other conditions to the closing of the proposed transaction are not satisfied; costs and difficulties related to the closing of the proposed transaction and the integration of the IoT unit’s business and operations with Cypress's businesses and operations; the inability to obtain or delays in obtaining anticipated cost savings and synergies from the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; litigation relating to the proposed transaction; the inability to retain key personnel, customers and suppliers; and any changes in general economic and/or industry specific conditions. Additional factors that could cause future results or events to differ from those Cypress expects are those risks discussed under Item 1A., "Risk Factors," in Cypress's Annual Report on Form 10-K for the fiscal year ended January 3, 2016 and other reports filed by Cypress with the Securities and Exchange Commission. Please read the "Risk Factors" and other cautionary statements contained in these filings. Cypress undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. As a result of these risks and others, actual results could vary significantly from those anticipated in this press release, and Cypress's financial condition and results of operations could be materially adversely affected.